Exhibit 99.1
NASDAQ Symbol: PMIC 2009 PENN MILLERS HOLDING CORPORATION

2 Forward-Looking Statements This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and business. By their nature, however, these forward-looking statements involve numerous assumptions, risks, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. Investors should not place undue reliance on these forward- looking statements as a number of factors could cause future company results to differ materially from these statements. Potential risks and uncertainties include fluctuations in interest rates and stock indices; cyclical changes in our business; increased competition on the basis of pricing, coverage or other factors; developments in the financial or capital markets; the loss of key personnel or the inability to recruit additional personnel; changes in the availability, cost or quality of reinsurance or failure of our reinsurers to pay claims timely; changes in our relationships with the agencies and agents that distribute our products; and a decline in our financial ratings. The foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events including those discussed in the "Forward-Looking Statements" and "Risk Factors" sections of the prospectus.

3 Why Invest in Penn Millers The Price Invest at low percentage of book value per share - there remains an opportunity in the secondary market to purchase Penn Millers' stock at near IPO pricing level Commitment to Shareholder Value On October 27, 2009 the board of directors authorized the repurchase of up to 5% of the PMIC issued and outstanding shares of common stock 3. Marketplace Opportunities Historically Penn Millers' growth during hard market cycles has exceeded industry norms 4. Penn Millers' Business Model Excellent industry reputation, particularly in agribusiness niche where Penn Millers has been writing insurance policies for over 120 years New PennEdge product - customized coverages on mid-sized commercial accounts Experienced management team

4 Conversion Offering Summary Shares Sold: 5,444,022 Price: Fixed at $10.00 per share Trading Began: October 19, 2009 on NASDAQ under PMIC Proceeds: Gross proceeds $54,440,220 Less offering expenses (est.) (3,867,369) Less ESOP loan (5,399,990) Net proceeds $45,172,861 ESOP Participation: $5.4 million of the proceeds was loaned to our ESOP so it could purchase 539,999 (9.9%) shares in the offering. Directors and officers: Purchased 127,500 shares

5 Conversion Offering Summary Transaction structure created below book value offering opportunities for investors.

6 Marketplace and Business Overview Douglas A. Gaudet, President and Chief Executive Officer

Marketplace Opportunities - Insurance Cycles

8 The Industry's Premium Cycles Source: Insurance Information Institute Hard Market Soft Market Hard Market Hard Market Soft Market Soft Market

9 The Insurance Cycle - Returns on Equity The P&C Industry experiences regular cycles of significant premium increases which leads to acceptable profitability, followed by periods of low growth and low profitability: Estimated ROE without the significant hurricanes: 2004 4 Florida Hurricanes 2005 Katrina Source: Insurance Information Institute

10 Penn Millers' Cycle Management Management reduced hurricane coastal exposures [---Modest growth ---] in soft market [----Significant growth ---] in hard market [---Focused growth ---] in soft market Source for Industry: Insurance Information Institute

Business Overview

12 Why Invest in Penn Millers: Leadership Douglas A. Gaudet - President and Chief Executive Officer Penn Millers' President and Chief Executive Officer since December 2005. Worked in the insurance industry for 30 years. Experience in prior positions with other insurance companies includes the development and introduction of new insurance products for those companies. Michael O. Banks - Chief Financial Officer and Treasurer Penn Millers' Chief Financial Officer and Treasurer since August 2002. Mr. Banks is a former certified public accountant with KPMG. Mr. Banks worked with another insurance company for thirteen years prior to joining Penn Millers. Harold Roberts - Senior Vice President and Chief Underwriting Officer, Has been with Penn Millers for over 33 years. Oversees an underwriting staff of 25 employees who have an average of 9 years of experience in property and casualty underwriting.

13 Why Invest in Penn Millers: Leadership Kevin D. Higgins - Senior Vice President of Claims Served with Penn Millers since January 2003. Has over 27 years experience in the claims field. Prior to Penn Millers, he served in progressive claims leadership roles with Royal & SunAlliance, including as President and Director of Operations of its wholly-owned subsidiary, Investigative Resources Global, Inc. Supervises a staff of 14 employees with an average of 20 years of experience in settling property and casualty insurance claims. Jonathan C. Couch - Vice President of Finance and Controller Served with Penn Millers since November 2002. Prior to Penn Millers, he served in various financial roles at Pitney Bowes, Inc., Andersen Consulting, and Cap Gemini Ernst & Young LLP. As a group, our executive officers have on average more than 23 years of experience in the property and casualty insurance industry.

14 Overview of Business Segments

15 Overview of Business Segments Agribusiness insurance Experience writing agribusiness insurance for over 120 years Specialty/niche market Excellent industry reputation 3rd largest writer of commercial agribusiness Specialized underwriting, loss control and claims personnel Service businesses in 33 states throughout the country Write coverage for manufacturers, processors and distributors of products for the agricultural industry Do not typically write insurance for farms or farming operations Direct premiums written of $57.3 million in 2008 Account premiums range: up to $1,800,000 Average size: $43,000 Growth opportunities through deeper penetration in existing markets

Agribusiness 16 States 33 Brokers/State 6 Number of Brokers 200 Average Size $43,000 Target customers:

17 Agribusiness Financial Highlights

18 Overview of Business Segments Commercial Insurance Experience writing Commercial Business insurance for over 50 years Solutions(r) (Businessowners Policy) Preferred small commercial customers in select small-to-medium classes of business Target markets include retail and service, "Main Street" businesses Account Premiums Range: $200 - $163,000 Average Size: $6,400 Differentiation based upon ease of doing business Agents submit business electronically Marketing representatives assist in placing business Business is serviced in Wilkes-Barre by responsive team Agents are eligible to receive profit sharing Combination of growth and profitability goals Growth opportunities through deeper penetration in existing territories Direct premiums written of $37.5 million in 2008

19 Commercial Business Distribution 2009 States 8 Agents per State 32 Number of Agents 260 Retailers, including beverage stores, floor covering stores, florists, grocery stores, office equipment and supplies stores, and shopping centers Hospitality, such as restaurants and hotels Artisan contractor businesses, such as electrical, plumbing, and landscaping Professional services, such as accountants, insurance agencies, medical offices, and optometrists Office buildings Light manufacturing Wholesale businesses Target customers:

20 Commercial Business Financial Highlights

Penn Millers – Expansion Product

PennMillers

PennEdge

- Introduced new PennEdge product to enable company to write customized coverages on mid-sized accounts.
- Expected Account Premiums Range: up to $500,000   Average Size: $20,000
- Select Middle Market Niches – target markets include wholesalers, light manufacturers, printers, hotels and commercial laundries
- Will serve as platform for additional niche market expansion
- Introduced January 2009 in Pennsylvania
- Available in 7 Commercial Business states as of August 2009
- Expanding product to most Agribusiness states by December 2010

PennEdge has been well received by agents and brokers and allows Penn Millers to insure businesses that were previously placed with other insurance companies.

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22 Distribution & Growth Opportunities Increase Current Agent/Broker Penetration Penn Millers penetration in agent/broker office low due to narrow focus PennEdge will allow us to write greater share of business Majority of our commercial agencies write middle market business Majority of Agribusiness brokers write middle market business We will grow premium volume with current agent/broker network Add New Agents/Brokers PennEdge increases franchise value - depth of product offerings PennEdge product is differentiated and tailored to attractive niches Small company = accessible underwriting and marketing personnel Increased representation expands geographic footprint Provides greater access to targeted customer groups

23 Overview of Penn Millers' Strategy Identify underwriting risks where competition is limited and products can be differentiated from existing competitors Add value through personal service to producers and insureds Policy servicing and direct bill Loss control Claims Expand geographic distribution of agribusiness and commercial products by adding producers in areas where company aims to increase market presence Growth through enhancement of current products and introduction of new products, like PennEdge, which enables company to write customized coverages on mid-sized commercial accounts

Financial Overview Michael O. Banks, Executive Vice President and Chief Financial Officer

25 25 Penn Millers Income Statement 2008: Investment market upheaval- realized losses on equity investments of $5.7 million Discontinued operations - Sold assets of two non-insurance company subsidiaries & realized losses on sales We are now focused solely on our P&C underwriting operations

26 Stop Loss Reinsurance Contract Impact The Company maintains a whole account, accident year aggregate excess of loss (aggregate stop loss) contract that covers the 2008 and 2009 accident years. The purpose of the contract was to provide a comprehensive level of protection for our capital adequacy, over and above our underlying reinsurance program. This reinsurance contract provides coverage in the event that the accident year loss ratios for 2008 and 2009 exceed 72%. In 2008, an unusually high level of property losses, both catastrophe and non-catastrophe related, resulted in a higher-than-expected loss and loss adjustment expense ratio. This resulted in ceding losses and premiums under the stop loss contract. The net benefit of the stop loss contract was $720,000 at September 30, 2008 and $884,000 at December 31, 2008. In the quarter ended September 30, 2009, the Company experienced favorable development on accident year 2008 loss reserves while the accident year 2009 loss ratio has been below the stop loss trigger. As a result of this favorable experience, the benefit recognized under the stop loss as of December 31, 2008 and as of June 30, 2009 had reversed itself by September 30, 2009. The accounting treatment for the changing scenarios under this contract has resulted in some significant fluctuations between earned premiums and incurred losses. The reversal of the stop loss benefit has adversely impacted our loss ratio, and has masked a favorable trend in our underlying loss ratios.

27 27 Penn Millers Balance Sheet Strong Balance Sheet Conservative investment portfolio Adequate loss reserves Backed by highly rated reinsurers Minimal debt

28 Penn Millers - Conservative Investments In December 2008, we liquidated our entire portfolio of equity securities Our fixed maturity investment portfolio is professionally managed by a registered independent investment advisor specializing in the management of insurance company assets Conservative investments - we maintain a minimum fixed income portfolio average quality rating of "Aa2" Investment Portfolio Fixed Income Credit Quality Average credit quality: AA

29 Penn Millers - Loss Reserves Estimating the ultimate liability for loss reserves is an inherently uncertain process. Our reserve policy recognizes this uncertainty by maintaining reserves at a level providing for the possibility of adverse development relative to the estimation process. Starting in 2003, actuarial consultants were engaged to provide an additional reserve analysis three times per year. The development of our reserves for unpaid loss and LAE for the last five years is as follows: A redundancy is when the reestimated liability for loss reserves is less than the original liability estimate.

30 Penn Millers - Supported by Strong Reinsurers Our reinsurance providers, the majority of whom are longstanding partners who understand our business, are all carefully selected with the help of our reinsurance broker, Towers Perrin. We monitor the solvency of reinsurers through regular review of their financial statements and their A.M. Best ratings. All of our reinsurance partners have at least an "A-" rating from A.M. Best. According to A.M. Best, companies with a rating of "A-" or better "have an excellent ability to meet their ongoing obligations to policyholders."

31 Why Invest in Penn Millers The Price Invest at low percentage of book value per share - there remains an opportunity in the secondary market to purchase Penn Millers' stock at near IPO pricing level Commitment to Shareholder Value On October 27, 2009 the board of directors authorized the repurchase of up to 5% of the PMIC issued and outstanding shares of common stock 3. Marketplace Opportunities Historically Penn Millers' growth during hard market cycles has exceeded industry norms 4. Penn Millers' Business Model Excellent industry reputation, particularly in agribusiness niche where Penn Millers has been writing insurance policies for over 120 years New PennEdge product - customized coverages on mid-sized commercial accounts Experienced management team

Penn Millers Holding Corporation NASDAQ Symbol: PMIC 2009